As filed with the Securities and Exchange
                        Commission on August 30, 2010


                                                              File Nos. 33-34001
                                                                        811-6068

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No.


                         Post-Effective Amendment No. 31       X


                                     and/or

            REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                    OF 1940


                                Amendment No. 31               X


                  ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.
               (Exact Name of Registrant as Specified in Charter)

             1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

                    Registrant's Telephone Number, including
                           Area Code: (800) 221-5672

                                EMILIE D. WRAPP
                             AllianceBernstein L.P.
                          1345 Avenue of the Americas
                            New York, New York l0105
                    (Name and address of agent for service)

                          Copies of Communications to:
                               Kathleen K. Clarke
                              Seward & Kissel LLP
                              1200 G Street, N.W.
                                   Suite 350
                             Washington, D.C. 20005

It is proposed that this filing will become effective (check appropriate box)


|_|       immediately upon filing pursuant to paragraph (b)
|X|       on August 30, 2010 pursuant to paragraph (b)
|_|       60 days after filing pursuant to paragraph (a)(1)
|_|       on (date) pursuant to paragraph (a)(1)
|_|       75 days after filing pursuant to paragraph (a)(2)
|_|       on (date) pursuant to paragraph (a)(2) of Rule 485


If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

FIXED-INCOME SHARES

PROSPECTUS  |  AUGUST 30, 2010


AllianceBernstein Fixed-Income Shares

Government STIF Portfolio




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     [LOGO]
       AB
ALLIANCEBERNSTEIN

INVESTMENT PRODUCTS OFFERED
..  ARE NOT FDIC INSURED
..  MAY LOSE VALUE
..  ARE NOT BANK GUARANTEED

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                           Page
SUMMARY INFORMATION.......................................   4
INVESTING IN THE PORTFOLIO................................   7
  How to Buy Shares.......................................   7
  How to Sell Shares......................................   7
  Frequent Purchases and Redemptions of Portfolio Shares..   7
  How the Portfolio Values Its Shares.....................   7
MANAGEMENT OF THE PORTFOLIO...............................   8
DIVIDENDS, DISTRIBUTIONS AND TAXES........................   9
GENERAL INFORMATION.......................................  10
FINANCIAL HIGHLIGHTS......................................  11

SUMMARY INFORMATION
--------------------------------------------------------------------------------


GOVERNMENT STIF PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:
The Portfolio's investment objective is maximum current income to the extent consistent with safety of principal and liquidity.

FEES AND EXPENSES OF THE PORTFOLIO:
This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

SHAREHOLDER FEES (fees paid directly from your investment)    None

ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)



-----------------------
Management Fees  0.00%
Other Expenses   0.03%
                 -----
Total Expenses   0.03%+
                 =====
-----------------------



+Expenses differ from those shown in the Financial Highlights Table because the Portfolio accrued for the U.S. Treasury Department's Temporary Guarantee Program for Money Market Funds through its expiration on September 18, 2009.

EXAMPLES
The Examples are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:



-------------------
After 1 Year    $ 3
After 3 Years   $10
After 5 Years   $17
After 10 Years  $39
-------------------



You would pay the following expenses if you did not redeem your shares at the end of period:



-------------------
After 1 Year    $ 3
After 3 Years   $10
After 5 Years   $17
After 10 Years  $39
-------------------



PRINCIPAL STRATEGIES:
The Portfolio is a "money market fund" that seeks to maintain a stable net asset value, or NAV, of $1.00 per share although there is no guarantee that the Portfolio will maintain a NAV of $1.00 per share.

The Portfolio invests at least 80% and normally substantially all of its net assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest). This policy may not be changed without 60 days' prior written notice to shareholders. In addition, the Portfolio invests in the following securities:

.. repurchase agreements related to marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; and

..  when-issued securities.

As a money market fund, the Portfolio must meet the requirements of the Securities and Exchange Commission ("Commission") Rule 2a-7. The Rule imposes strict conditions on the investment quality, maturity, and diversification of the Portfolio's investments. Among other things, Rule 2a-7 requires that the Portfolio's investments have (i) a remaining maturity of no more than 397 days,
(ii) a weighted average maturity that does not exceed 60 days, and (iii) a weighted average life that does not exceed 120 days.

Rule 2a-7 imposes daily and weekly liquidity standards that require the Portfolio to hold investments of at least 10% and 30% of its total assets, respectively, in liquid assets as defined in the Rule. Rule 2a-7 also limits the Portfolio's investments in illiquid securities to 5% of its total assets.


PRINCIPAL RISKS:

.. MONEY MARKET FUND RISK: Money market funds are sometimes unable to maintain a NAV at $1.00 per share and, as it is generally referred to, "break the buck." In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio's shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio's other shareholders. The Portfolio's NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets.

.. INTEREST RATE RISK: Changes in interest rates will affect the yield and value of the Portfolio's investments in short-term securities. A decline in interest rates will affect the Portfolio's yield as these securities mature or are sold and the Portfolio purchases new short-term securities with lower yields. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates on U.S. Government securities remain low for an extended period of time, the Portfolio may have difficulties in maintaining a positive yield, paying expenses out of Portfolio assets, or maintaining a stable $1.00 NAV.

.. CREDIT RISK: Credit risk is the possibility that a security's credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments). The Portfolio's investments include U.S. Government securities or related repurchase agreements, which have minimal credit risk compared to other investments.

.. LIQUIDITY RISK: Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.


.. MANAGEMENT RISK: The Portfolio is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolio, but there is no guarantee that its techniques will produce the intended results.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible that you may lose money by investing in the Portfolio.

BAR CHART AND PERFORMANCE INFORMATION
The bar chart and performance information provide an indication of the historical risk of an investment in the Portfolio by showing:

.. how the Portfolio's performance changed from year to year over the life of the Portfolio; and

.. how the Portfolio's average annual returns for one year and since inception compare to those of a broad-based securities market index.

The Portfolio's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.


BAR CHART
Through June 30, 2010, the year-to-date unannualized return for the Portfolio's shares was 0.07%.


                                    [CHART]

  2000    2001    2002    2003    2004    2005    2006    2007    2008    2009
  -----   -----   -----   -----   -----   -----   -----   -----   -----   -----
   n/a     n/a     n/a     n/a     n/a     n/a     n/a     5.11    2.36   0.28

                             Calendar Year End (%)



During the period shown in the bar chart, the Portfolio's:

BEST QUARTER WAS UP 1.30%, 2ND QUARTER, 2007; AND WORST QUARTER WAS UP 0.03%, 4TH QUARTER, 2009.

PERFORMANCE TABLE
AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2009)



                                    SINCE
                           1 YEAR INCEPTION*
--------------------------------------------
Government STIF Portfolio  0.28%    2.61%
--------------------------------------------


*Inception date: 12/13/2006.

You may obtain the most current seven-day yield information of the Portfolio by calling 800-221-5672 or your financial intermediary.


INVESTMENT ADVISER
AllianceBernstein L.P. is the investment adviser for the Portfolio.

PURCHASE AND SALE OF PORTFOLIO SHARES

PURCHASE MINIMUMS



                                                                     INITIAL  SUBSEQUENT
-----------------------------------------------------------------------------------------
Government STIF Portfolio                                            $25,000    None
-----------------------------------------------------------------------------------------



You may sell (redeem) your shares each day the New York Stock Exchange (the "Exchange") is open. You may sell your shares through your financial intermediary or by mail (AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, TX 78278-6003) or telephone (800-221-5672).

TAX INFORMATION
The Portfolio may make income dividends or capital gains distributions, which may be subject to federal income taxes and taxable as ordinary income or capital gains, and may also be subject to state and local taxes.

INVESTING IN THE PORTFOLIO
--------------------------------------------------------------------------------

HOW TO BUY SHARES
Shares of the Portfolio are offered exclusively to institutional clients of the Adviser, including the mutual funds managed by AllianceBernstein. The Portfolio will be used, among other purposes, as a sweep vehicle for daily available cash balances of such clients.

OTHER PURCHASE INFORMATION
Purchases of the Portfolio's shares will be made only in full shares. The Portfolio may refuse any order to purchase shares. The Portfolio reserves the right to suspend the sale of its shares in response to conditions in the securities markets or for other reasons.

Clients may purchase shares of the Portfolio if they invest at least $25,000 ("Minimum Investment"), except that the Minimum Investment requirement does not apply to any AllianceBernstein mutual fund that invests in the Portfolio. The Minimum Investment may be made over a 60-day period following an initial investment of less than the Minimum Investment. For these situations, the Fund requests that a client confirm to the Adviser that the client intends to invest at least $25,000 in shares of the Portfolio within 60 days. If a client fails to invest the Minimum Investment over the 60-day period, the Adviser may redeem the client's shares.


There is no subsequent minimum investment required to maintain an account.


HOW TO SELL SHARES

Investors may "redeem" shares on any day the Exchange is open. Redemption requests for Portfolio shares are effected at the next-determined NAV, after the Portfolio receives a sales request in proper form. A redemption request received prior to 4:00 p.m., Eastern time, on a day the Portfolio is open for business is effected on that day. A redemption request received after that time is effected on the next business day.


The Portfolio may suspend the right of redemption or postpone the payment date at times when the Exchange is closed, or during certain other periods as permitted under the federal securities laws. Shares of the Portfolio will be held by institutional clients of the Adviser. The Portfolio reserves the right to redeem shares of any investor at the then-current value of such shares (which will be paid promptly to the investor) if the investor ceases to be a qualified investor, as determined by the Adviser. Affected investors will receive advance notice of any such mandatory redemption.

Under certain circumstances, the Portfolio may determine to pay a redemption request wholly or partly by a distribution in kind of securities from its portfolio, instead of cash.

OTHER
Purchases and redemptions in the Portfolio will be executed at 4:00 p.m., Eastern time. Investments receive the full dividend for a day if an order and Federal funds or bank wire monies are received by AllianceBernstein Investor Services, Inc. ("ABIS"), the Portfolio's transfer agent, by that time for the Portfolio on that day.

FREQUENT PURCHASES AND REDEMPTIONS OF PORTFOLIO SHARES

The AllianceBernstein mutual funds' Directors have adopted policies and procedures designed to detect and deter frequent purchases and redemptions of AllianceBernstein mutual fund shares or excessive or short-term trading that may disadvantage long-term fund shareholders. As a money market fund that seeks to maintain a constant NAV of $1.00 per share, the Portfolio is not an effective vehicle for short-term trading activity. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason.


HOW THE PORTFOLIO VALUES ITS SHARES
The Portfolio's NAV, which is the price at which shares of the Portfolio are sold and redeemed, is expected to be constant at $1.00 per share, although this price is not guaranteed. The NAV is calculated at 4:00 p.m., Eastern time, on the Portfolio business day (i.e., each weekday exclusive of days the Exchange or banks are closed for business). To calculate NAV, the Portfolio's assets are valued and totaled, liabilities subtracted and the balance, called net assets, is divided by the number of shares outstanding. The Portfolio values its securities at their amortized cost. This method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the investment.

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT ADVISER

The Portfolio's investment adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of June 30, 2010 totaling approximately $458 billion (of which more than $74 billion represented assets of registered investment companies). As of June 30, 2010, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 35 of the nation's FORTUNE 100 companies), for public employee retirement funds in 40 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. Currently, the 35 registered investment companies managed by the Adviser, comprising 110 separate investment portfolios, have approximately 3.3 million accounts.

The Adviser provides investment advisory services and order placement facilities for the Portfolio. The Portfolio does not pay a management fee for the Adviser's investment advisory services. A discussion regarding the basis for the Fund's Board of Directors' approval of the Portfolio's investment advisory agreement is available in the Portfolio's annual report to shareholders for the fiscal year ended April 30, 2010.


LEGAL PROCEEDINGS

On October 2, 2003, a purported class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("AllianceBernstein defendants"); and certain other unaffiliated defendants as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Securities Exchange Act of 1934, and Sections 206 and 215 of the Investment Advisers Act of 1940. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On
September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Order of the Commission dated December 18, 2003 as amended and restated January 15, 2004 and the New York State Attorney General Assurance of Discontinuance dated
September 1, 2004.


On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement has been documented by a stipulation of settlement, which has been approved by the court. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to those funds. This may require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to those funds or the Fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

The Portfolio's net income is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business and paid as dividends to shareholders. The dividends are automatically invested in additional shares in your account. These additional shares are entitled to dividends on following days resulting in compounding growth of income.

The Portfolio intends to qualify for each taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders. Since the Portfolio distributes all of its investment company taxable income and net capital gains, the Portfolio should thereby avoid all Federal income and excise taxes.

The Portfolio expects that its distributions will primarily consist of net income, or, if any, short-term capital gains as opposed to long-term capital gains. For Federal income tax purposes, the Portfolio's dividend distributions of net income (or short-term capital gains) that are not tax-exempt will be taxable to you as ordinary income. Any distributions attributable to long-term capital gains of the Portfolio may be taxable to you as long-term capital gains. The Portfolio's distributions also may be subject to certain state and local taxes.


Each year shortly after December 31, the Portfolio will send tax information to shareholders stating the amount and type of all its distributions for the year. The Portfolio is required to withhold 28% of taxable dividends, capital gains distributions, if any, and redemptions paid to shareholders who have not provided the Portfolio with their certified taxpayer identification number. To avoid this, a shareholder must provide a correct Tax Identification Number.

You are encouraged to consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days or longer as permitted by federal securities law. The Fund reserves the right to close small accounts.

Transfer Agency Services. ABIS acts as the transfer agent for the Fund. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders.

Portfolio Holdings. The Fund's Statement of Additional Information (SAI) includes a description of the policies and procedures that apply to disclosure of the Portfolio's portfolio holdings.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand the Portfolio's financial performance for the period of the Portfolio's operations. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for the Portfolio, whose reports, along with the Portfolio's financial statements, are included in the Portfolio's annual report, which is available upon request.

                                  INCOME FROM INVESTMENT OPERATIONS       LESS DIVIDENDS AND DISTRIBUTIONS
                               -------------------------------------    ------------------------------------
                                            NET REALIZED   NET INCREASE                                         TOTAL
                     NET ASSET    NET      AND UNREALIZED   (DECREASE)  DIVIDENDS   DISTRIBUTIONS             INVESTMENT
                      VALUE,   INVESTMENT  GAIN (LOSS) ON  IN NET ASSET  FROM NET     FROM NET    NET ASSET  RETURN BASED
FISCAL YEAR OR       BEGINNING   INCOME      INVESTMENT     VALUE FROM  INVESTMENT    REALIZED    VALUE, END ON NET ASSET
PERIOD               OF PERIOD (LOSS) (A) TRANSACTIONS (B)  OPERATIONS    INCOME        GAINS     OF PERIOD   VALUE (C)
-------------------------------------------------------------------------------------------------------------------------
GOVERNMENT STIF
 PORTFOLIO
4/30/09 to 4/30/10     $1.00     $0.00(b)      $0.00          $0.00(b)    $ 0.00(b)     $0.00       $1.00        0.16%
4/30/08 to 4/30/09      1.00      0.01          0.00           0.01        (0.01)        0.00        1.00        1.49
4/30/07 to 4/30/08      1.00      0.04          0.00           0.04        (0.04)        0.00        1.00        4.40
12/13/06 (d) to
 4/30/07                1.00      0.02          0.00           0.02        (0.02)        0.00        1.00        1.99
-------------------------------------------------------------------------------------------------------------------------



                            RATIOS/SUPPLEMENTAL DATA
          ---------------------------------------------------------
                                                          RATIO OF NET
                          RATIO TO AVERAGE NET ASSETS OF:  INVESTMENT
            NET ASSETS    ------------------------------  INCOME (LOSS)
           END OF PERIOD  EXPENSES, NET      EXPENSES,     TO AVERAGE
          (000'S OMITTED)  OF WAIVERS/    BEFORE WAIVERS/  NET ASSETS
          --------------- REIMBURSEMENTS  REIMBURSEMENTS  -------------
          -               --------------------------------
            $1,750,317         0.05%           0.05%          0.15%
             1,017,685         0.07            0.07           1.59
             1,791,494         0.03            0.03           4.16
             1,147,235         0.06(e)         0.07(e)        5.14(e)
          -------------------------------------------------------------


(a)Based on average shares outstanding.

(b)Amount is less than $0.005.


(c)Total investment return is calculated assuming an initial investment made at NAV at the beginning of the period, reinvestment of all dividends and distributions at NAV during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.


(d)Commencement of operations.

(e)Annualized.

For more information about the Portfolio, the following documents are available upon request:

..  ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS
The Fund's annual and semi-annual reports to shareholders contain additional information on the Portfolio's investments.

..  STATEMENT OF ADDITIONAL INFORMATION
The Portfolio has an SAI, which contains more detailed information about the Portfolio, including its operations and investment policies. The Portfolio's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or SAI, or make inquiries concerning the Portfolio by contacting the Adviser:

BY MAIL:   c/o AllianceBernstein Investor Services, Inc.
           P.O. Box 786003
           San Antonio, TX 78278-6003

BY PHONE:  For Information and Literature: (800) 227-4618


Or you may view or obtain these documents from the Securities and Exchange Commission (the "Commission"):


.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.

..  Reports and other information about the Portfolio are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.


.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-1520.


You may find more information about the Adviser on the Internet at: www.AllianceBernstein.com. The Portfolio's shareholder reports and the SAI are not available through the Internet since the Portfolio is only available to institutional clients of the Adviser.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

File No. 811-6068

                                                                  PRO-0110-0810


                                    [GRAPHIC]

[LOGO OMITTED]
ALLIANCEBERNSTEIN
   Investments


                              ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.
                                       Government STIF Portfolio


--------------------------------------------------------------------------------
c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas  78278-6003
Toll Free: (800) 221-5672
--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
                                August 30, 2010
--------------------------------------------------------------------------------

      This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the current prospectus, dated August 30, 2010, for AllianceBernstein Fixed-Income Shares, Inc. (the "Fund") that offers the shares of the Government STIF Portfolio (the "Portfolio") of the Fund (the "Prospectus"). Financial Statements for the Fund for the period ended April 30, 2010 are included in the annual report to shareholders and are incorporated into the SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or telephone number shown above.


                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----


Description of the Fund.....................................................
Investment Objective and Policies...........................................
Investment Restrictions.....................................................
Management of the Portfolio.................................................
Expenses of the Fund........................................................
Purchase and Redemption of Shares...........................................
Daily Dividends-Determination of Net Asset Value............................
Taxes.......................................................................
Portfolio Transactions......................................................
General Information.........................................................
Financial Statements and Report of Independent Registered
  Public Accounting Firm....................................................


---------------------------
AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------


      AllianceBernstein Fixed-Income Shares, Inc. (the "Fund") is an open-end investment company. The Government STIF Portfolio (the "Portfolio"), a series of the Fund, is described by the Prospectus that is supplemented by this SAI.


--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------


      The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio is a "money market fund" that seeks to maintain a stable net asset value, or NAV, of $1.00 per share. The Portfolio pursues its objective by maintaining a portfolio of high-quality U.S. Dollar-denominated money market securities. The Portfolio invests at least 80%, and normally substantially all, of its net assets in marketable obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (which may bear adjustable rates of interest). This policy may not be changed without 60 days' prior written notice to shareholders. As is true with all investment companies, there can be no assurance that the Portfolio's objective will be achieved.

      The Portfolio invests in securities in accordance with Securities and Exchange Commission (the "Commission") Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). Accordingly, under Rule 2a-7, the Portfolio will invest in securities which at the time of investment have remaining maturities not exceeding 397 days. The Portfolio is subject under Rule 2a-7 to maturity limits. Currently, the maximum dollar-weighted average maturity of the Portfolio's investments is limited to 60 days or less and the dollar-weighted average life of the Portfolio's investments is limited to 120 days or less. The Portfolio is also subject to minimum daily and weekly liquidity requirements. The Portfolio must hold at least 10% of its total assets in daily liquid assets, as defined in Rule 2a-7, determined at the time of acquisition of a security. Daily liquid assets are currently defined in Rule 2a-7 as cash, direct obligations of the U.S. Government, or securities that will mature, or are subject to a demand feature that is exercisable, within one day. The Portfolio must also hold at least 30% of its total assets in weekly liquid assets, which are defined the same way as daily liquid assets except that they must mature, or be subject to a demand feature that is exercisable, within five days.


                                    General
                                    -------


      The Portfolio intends to comply with Rule 2a-7 under the 1940 Act, as amended from time to time, including the portfolio quality, maturity and diversification limitation conditions imposed by the Rule. To the extent that the Portfolio's limitations are more permissive than Rule 2a-7, the Portfolio will comply with the more restrictive provisions of the Rule.

      Pursuant to Rule 2a-7, the Portfolio may invest only in U.S. Dollar-denominated "Eligible Securities" as that term is defined in Rule 2a-7. Generally, an Eligible Security is a security that is denominated in U.S. Dollars and has a remaining maturity of 397 days or less. Under the Commission's guidance in a no-action letter dated August 19, 2010, the security must be rated, or issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two Requisite NRSROs, which are currently defined in Rule 2a-7 as nationally recognized statistical rating organizations ("NRSROs"). If only one NRSRO has issued a rating, that rating may be used. In addition, an Unrated Security, as defined in Rule 2a-7, may be an Eligible Security if it has been determined by the Adviser to be of comparable quality to a Rated Security.

      Eligible securities are classified as either first tier securities or second tier securities. Generally, a first tier security is an Eligible Security that has received a short-term rating from the Requisite NRSROs in the highest short-term rating category for debt obligations, or is an unrated security deemed to be of comparable quality. Any Eligible Security that is a U.S. Government Security is also a first tier security. A security that has received the second highest rating by the requisite number of NRSROs, or is an unrated security of comparable quality, is a second tier security. Under Rule 2a-7, the Government STIF Portfolio may not invest more than five percent of its assets in the securities of any one issuer other than the U.S. Government, its agencies and instrumentalities or repurchase agreements collateralized by U.S. Government securities subject to look-through treatment. Under Rule 2a-7, the Portfolio may not invest in a second tier security if (i) the security has a remaining maturity of greater than 45 calendar days, and (ii) if, immediately after the acquisition thereof, the Portfolio would have invested more than (A) 1/2 of one percent of its assets in the second tier securities of any one issuer and (B) 3% of its total assets in second tier securities.


                               Portfolio Policies
                               ------------------

      Except as otherwise provided, the investment objective and policies of the Portfolio are not designated "fundamental policies" within the meaning of the 1940 Act and may, therefore, be changed by the Board of Directors without a shareholder vote. However, the Portfolio will not change its investment objective without 60 days' prior written notice to shareholders.

      The Portfolio normally invests substantially all of its assets in marketable obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities, or repurchase agreements pertaining thereto.

      The Portfolio's investments may include the following:


      1. U.S. Government Securities. Marketable obligations of, or guaranteed by, the United States Government, its agencies or instrumentalities. These include issues of the United States Treasury, such as bills, certificates of indebtedness, notes and bonds, and issues of agencies and instrumentalities established under the authority of an act of Congress. The latter issues include, but are not limited to, obligations of the Bank for Cooperatives, Federal Financing Bank, Federal Home Loan Bank, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association and Tennessee Valley Authority. Some of the securities are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, and still others, such as securities issued by the Federal Home Loan Bank and the Federal National Mortgage Association, are supported only by the credit of the agency or instrumentality. These include securities guaranteed by the Federal Deposit Insurance Corporation ("FDIC") under the Temporary Liquidity Guarantee Program ("TLGP"). As part of the Debt Guarantee Program of the TLGP, the FDIC will guarantee payment of interest and principal on new senior unsecured debt issued by eligible financial institutions. The TLGP provides an explicit FDIC guarantee on debt issued by these financial institutions before June 30, 2009, provided the debt has a stated maturity of greater than 30 days. The FDIC guarantee expires on the earlier of the maturity of the debt securities or June 30, 2012. These securities are considered U.S. Government securities for the purposes of Rule 2a-7 under the 1940 Act.

      2. Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor on an agreed-upon future date, normally one day or a week later. The resale price is greater than the purchase price, reflecting an agreed-upon market rate, which is effective for the period of time the buyer's money is invested in the security and which is not related to the coupon rate on the purchased security. Repurchase agreements are currently entered into with creditworthy counterparties as determined by the Adviser, including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities or with the Fund's custodian. For each repurchase agreement, the Portfolio requires continual maintenance of the market value of underlying collateral in amounts equal to, or in excess of, the agreement amount. While the maturities of the underlying collateral may exceed 397 days, the term of the repurchase agreement is not greater than 397 days as currently required by Rule 2a-7. In the event that a counterparty defaulted on its repurchase obligation, the Portfolio might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If the vendor became bankrupt, the Portfolio might be delayed in selling the collateral. Repurchase agreements often are for short periods such as one day or a week, but may be longer. Pursuant to Rule 2a-7, a repurchase agreement is deemed to be an acquisition of the underlying securities, provided that the obligation of the seller to repurchase the securities from the money market fund is collateralized fully (as defined in Rule 2a-7). The Portfolio may only invest in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the U.S. Government, its agencies or instrumentalities.


                         Additional Investment Policies
                         ------------------------------

      The following investment policies supplement those set forth above for the Portfolio.


Floating and Variable Rate Obligations

      The Portfolio may also purchase floating and variable rate obligations, including floating and variable rate demand notes and bonds. The Portfolio may invest in variable and floating rate obligations whose interest rates are adjusted either at predesignated periodic intervals or whenever there is a change in the market rate to which the security's interest rate is tied. The Portfolio may also purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal and accrued interest at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice.


Reverse Repurchase Agreements

      The Portfolio may also enter into reverse repurchase agreements, which involve the sale of money market securities held by the Portfolio with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. The Portfolio does not currently intend to enter into such agreements.

When-Issued Securities


      The Portfolio is permitted to purchase "when-issued" securities related to the types of securities in which it is permitted to invest. With respect to these securities, the price, which is generally expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs from within ten days to one month after the purchase of the issue. During the period between purchase and settlement, no payment is made by the Portfolio to the issuer and, thus, no interest accrues to the Portfolio from the transaction. When-issued securities may be sold prior to the settlement date. To facilitate acquisitions, the Fund will segregate liquid high grade debt securities having value equal to or greater than commitments held by the Portfolio. On delivery dates for such transactions, the Portfolio will meet its obligations from maturities or sales of the securities held in the segregated account and/or from the available cash flow. If the Portfolio, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it can incur a gain or loss. At the time the Portfolio makes the commitment to purchase a security on a when-issued basis, it records the transaction and reflects the value of the security in determining its NAV. The Portfolio's investments in when-issued securities are subject to the risk of market fluctuations because the Portfolio agrees to buy the securities at a certain price, even though the market price of the securities at the time of delivery may be lower than the agreed-upon purchase price.


Illiquid Securities


      Pursuant to Rule 2a-7, the Portfolio will not invest in illiquid securities if immediately after such investment more than 5% of its total assets would be invested in such securities. An illiquid security is one that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to it by the Portfolio.


      Following the purchase of a restricted security by the Portfolio, the Adviser monitors continuously the liquidity of such security and reports to the Directors regarding purchases of liquid restricted securities.

Lending of Portfolio Securities

      The Portfolio may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Portfolio may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Portfolio may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

      Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Portfolio will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Portfolio any income from the securities. The Portfolio may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Portfolio's investment risks.

      The Portfolio will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Portfolio will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

      The Portfolio may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Investments in Other Investment Companies
-----------------------------------------

      The Portfolio may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

General
-------

      While there are many kinds of short-term securities used by money market investors, the Portfolio, in keeping with its primary investment objective of safety of principal, generally invests in the types summarized above. Net income to shareholders is aided both by the Portfolio's ability to make investments in large denominations and by efficiencies of scale. Also, the Portfolio may seek to improve its income by selling certain portfolio securities prior to maturity in order to take advantage of yield disparities that occur in money markets. The market value of the Portfolio's investments may decrease during periods of rising interest rates and to increase during intervals of falling rates. These changes in value are usually smaller for short-term securities than for securities with longer maturities. In addition, if interest rates on U.S. Government securities in which the Portfolio invests remain low for an extended period of time, the Portfolio may have difficulties in providing a positive yield, paying expenses out of Portfolio assets, or maintaining a stable $1.00 NAV.

--------------------------------------------------------------------------------
                            INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

      The Portfolio has adopted the following investment restrictions, which may not be changed without approval by the vote of a majority the Portfolio's outstanding voting securities, which means the affirmative vote of (1) 67% or more of the shares of the Portfolio represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy or (2) more than 50% of the outstanding shares, whichever is less.

      As a matter of fundamental policy, the Portfolio may not:

      1. concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

      2. issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

      3. make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; (c) the use of repurchase agreements; or (d) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

      4. purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

      5. purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

      6. act as an underwriter of securities, except that the Portfolio may acquire restricted securities under circumstances in which, if such securities were sold, the Portfolio might be deemed to be an underwriter for purposes of the Securities Act of 1933.

      As a fundamental policy, the Portfolio is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Portfolio's assets consist of:

      o     Cash or cash items;
      o     Government securities;
      o     Securities of other investment companies; and
      o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Portfolio.

-----------------------------
(1) As a matter of operating policy, pursuant to Rule 2a-7, the Portfolio will invest no more than 5% of its assets in the first tier (as defined in Rule 2a-7) securities of any one issuer, except that under Rule 2a-7, the Portfolio may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. This policy with respect to diversification would give the Portfolio the ability to invest, with respect to 25% of its assets, more than 5% of its assets, in any one issuer only in the event Rule 2a-7 is amended in the future.

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                          MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------

The Adviser

      The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York, 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Portfolio under the supervision of the Fund's Board of Directors (See "Management of the Portfolio" in the Prospectus). The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended.


      The Adviser is a leading global investment management firm supervising client accounts with assets as of June 30, 2010, totaling approximately $458 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

      As of June 30, 2010, AXA, a societe anonyme organized under the laws of France and the holding company for an international group of insurance and related financial services companies, through certain of its subsidiaries ("AXA and its subsidiaries") owned approximately 1.4% of the issued and outstanding units representing assignments of beneficial ownership of limited partnership interests ("Holding Units") in AllianceBernstein Holding L.P., a Delaware limited partnership ("Holding"). Holding Units trade publicly on the Exchange under the ticker symbol "AB".

      As of June 30, 2010, the ownership structure of the Adviser, expressed as a percentage of general and limited partnership interests, was as follows:


                AXA and its subsidiaries          61.4%
                Holding                           36.7
                Unaffiliated holders               1.9
                                              ----------
                                                 100.0%
                                              ==========

      AllianceBernstein Corporation (an indirect wholly-owned subsidiary of AXA) is the general partner of both Holding and the Adviser. AllianceBernstein Corporation owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. Including both the general partnership and limited partnership interests in Holding and the Adviser, AXA and its subsidiaries had an approximate 62.5% economic interest in the Adviser as of June 30, 2010.


      AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial, Inc. is a wholly-owned subsidiary of AXA. AXA Equitable Life Insurance Company is an indirect wholly-owned subsidiary of AXA Financial, Inc.

      The Adviser serves as investment manager and adviser to the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervision of the Fund's Board of Directors. The Advisory Agreement provides that the Adviser or an affiliate will furnish the Fund with office facilities and certain administrative expenses and provide persons satisfactory to the Fund's Board of Directors to serve as the Portfolio's officers.


        Under the terms of the Advisory Agreement, the Adviser receives no advisory fee. However, the Portfolio has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Portfolio by the Adviser, the Portfolio may employ its own personnel. For such services it may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Portfolio at cost and the payments will be specifically approved by the Fund's Board of Directors. During the Portfolio's fiscal year ended April 30, 2010, the Portfolio paid to the Adviser a total of $87,452 with respect to such services.


        The Advisory Agreement became effective on May 3, 2006. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors, (including the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act, of any such party) at a meeting called for the purpose and held on May 2-3, 2006.


        The Advisory Agreement provides that it will continue in effect for two years from the date of its execution and thereafter from year to year provided that its continuance is specifically approved at least annually by a vote of a majority of the Portfolio's outstanding voting securities or by the Fund's Board of Directors, and in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of such parties, as defined in the 1940 Act. Most recently, continuance of the Advisory Agreement was approved for an additional annual term by the Directors of the Fund, including a majority of the Directors who are not "interested persons", as defined in the 1940 Act, at their meetings held on November 3-5, 2009.


      Any amendment to the Advisory Agreement must be approved by vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Directors who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated with respect to the Portfolio without penalty on 60 days' written notice at the option of either party or by vote of a majority of the outstanding voting securities of such Portfolio; it will automatically terminate in the event of assignment.

      Certain other clients of the Adviser may have investment objectives and policies similar to those of the Portfolio. The Adviser may, from time to time, make recommendations which result in the purchase or sale of the particular security by its other clients simultaneously with a purchase or sale thereof by the Portfolio. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including the Portfolio.


      The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is the investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Core Opportunities Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Diversified Yield Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Global Bond Fund, Inc., AllianceBernstein Global Growth Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Thematic Growth Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Income Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Small/Mid Cap Growth Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to Alliance California Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., AllianceBernstein Global High Income Fund, Inc., AllianceBernstein Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., and The Ibero-America Fund, Inc., all registered closed-end investment companies.

Board of Directors Information

      The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                                    PORTFOLIOS IN     OTHER PUBLIC COMPANY
NAME, ADDRESS*,                                                     FUND COMPLEX      DIRECTORSHIPS HELD
AGE AND                       PRINCIPAL OCCUPATION(S),              OVERSEEN          BY DIRECTOR IN THE
(YEAR ELECTED**)              DURING PAST 5 YEARS                   BY DIRECTOR       PAST 5 YEARS
----------------              -----------------------               -------------     --------------------
INDEPENDENT DIRECTORS
---------------------

Chairman of the Board
William H. Foulk, Jr., +, #   Investment Adviser and an                 94                   None
77                            Independent Consultant since prior
(1990)***                     to 2005.  Previously, he was
                              Senior Manager of Barrett
                              Associates, Inc., a registered
                              investment adviser.  He was
                              formerly Deputy Comptroller and
                              Chief Investment Officer of the
                              State of New York and, prior
                              thereto, Chief Investment Officer
                              of the New York Bank for Savings.
                              He has served as director or
                              trustee of various
                              AllianceBernstein Funds since 1983
                              and has been Chairman of the
                              AllianceBernstein Funds and of the
                              Independent Directors Committee of
                              such Funds since 2003.

John H. Dobkin, #             Independent Consultant since prior        92                   None
68                            to 2005. Formerly, President of
(1993)***                     Save Venice, Inc. (preservation
                              organization) from 2001- 2002;
                              Senior Advisor from June 1999 -
                              June 2000 and President of
                              Historic Hudson Valley (historic
                              preservation) from December 1989 -
                              May 1999.  Previously, Director of
                              the National Academy of Design. He
                              has served as a director or
                              trustee of various
                              AllianceBernstein Funds since
                              1992.

Michael J. Downey, #          Private Investor since prior to           92            Asia Pacific Fund, Inc.
66                            2005.  Formerly, managing partner                       and The Merger Fund since
(2006)                        of Lexington Capital, LLC                               prior to 2005, and
                              (investment advisory firm) from                         Prospect Acquisition
                              December 1997 until December 2003.                      Corp. (financial
                              From 1987 until 1993, Chairman and                      services) since 2007
                              CEO of Prudential Mutual Fund                           until 2009
                              Management, director of the
                              Prudential Mutual funds, and
                              member of the Executive Committee
                              of Prudential Securities, Inc. He
                              has served as a director or
                              trustee of the AllianceBernstein
                              Funds since 2005.

D. James Guzy, #              Chairman of the Board of PLX              92            Cirrus Logic Corporation
74                            Technology (semi-conductors) and                        (semi-conductors) and PLX
(2006)                        of SRC Computers Inc., with which                       Technology, Inc.
                              he has been associated since prior                      (semi-conductors) since
                              to 2005.  He was a Director of                          prior to 2005 and Intel
                              Intel Corporation                                       Corporation
                              (semi-conductors) from 1969 until                       (semi-conductors) since
                              2008, and served as Chairman of                         prior to 2005 until 2008
                              the Finance Committee of such
                              company for several years until
                              May 2008.  He has served as a
                              director of one or more of the
                              AllianceBernstein Funds since
                              1982.

Nancy P. Jacklin, #           Professorial Lecturer at the Johns        92                   None
62                            Hopkins School of Advanced
(2006)                        International Studies since 2008.
                              Formerly, U.S. Executive Director
                              of the International Monetary Fund
                              (December 2002 - May 2006);
                              Partner, Clifford Chance (1992 -
                              2002); Sector Counsel,
                              International Banking and Finance,
                              and Associate General Counsel,
                              Citicorp (1985 - 1992); Assistant
                              General Counsel (International),
                              Federal Reserve Board of Governors
                              (1982 - 1985); and Attorney
                              Advisor, U.S. Department of the
                              Treasury (1973 - 1982).  Member of
                              the Bar of the District of
                              Columbia and of New York; and
                              member of the Council on Foreign
                              Relations.  She has served as a
                              director or trustee of the
                              AllianceBernstein Funds since
                              2006.

Marshall C. Turner, Jr., #    Private Investor since prior to           92            Xilinx, Inc.
68                            2005. Interim CEO of MEMC                               (programmable logic
(2006)                        Electronic Materials, Inc.                              semi-conductors) and MEMC
                              (semi-conductor and solar cell                          Electronic Materials,
                              substrates) from November 2008                          Inc. (semi-conductor and
                              until March 2009.  He was Chairman                      solar cell substrates)
                              and CEO of Dupont Photomasks, Inc.                      since prior to 2005
                              (components of semi-conductor
                              manufacturing), 2003-2005, and
                              President and CEO, 2005-2006,
                              after the company was acquired and
                              renamed Toppan Photomasks, Inc.
                              He has served as a director or
                              trustee of one or more of the
                              AllianceBernstein Funds since 1992.

Earl D. Weiner, #             Of Counsel, and Partner prior to          92                   None
71                            January 2007, of the law firm
(2007)                        Sullivan & Cromwell LLP and member
                              of ABA Federal Regulation of
                              Securities Committee Task Force to
                              draft editions of the Fund
                              Director's Guidebook. He has
                              served as a director or trustee of
                              the AllianceBernstein Funds since
                              2007 and is Chairman of the
                              Governance and Nominating
                              Committees of most of the Funds.

----------------


* The address for each of the Portfolio's independent Directors is c/o AllianceBernstein L.P., Attn: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.


**    There is no stated term of office for the Fund's Directors.
*** Director of the Fund since date indicated. The Fund's Portfolio was not created until December 2006.
+     Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.


      The management of the business and affairs of the Fund is overseen by the Board. Directors who are not "interested persons" of the Fund as defined in the 1940 Act, are referred to as "Independent Directors", and Directors who are "interested persons" of the Fund are referred to as "Interested Directors". Certain information concerning the Fund's governance structure and each Director is set forth below.

      Experience, Skills, Attributes, and Qualifications of the Fund's Directors. The Governance and Nominating Committee of the Board, which is composed of Independent Directors, reviews the experience, qualifications, attributes and skills of potential candidates for nomination or election by the Board, and would conduct a similar review in connection with the proposed nomination of current Directors for re-election by shareholders at any annual or special meeting of shareholders. In evaluating a candidate for nomination or election as a Director the Governance and Nominating Committee takes into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes and skills that the Governance and Nominating Committee believes contributes to good governance for the Fund. Additional information concerning the Governance and Nominating Committee's consideration of nominees appears in the description of the Committee below.

      The Board believes that, collectively, the Directors have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. The Board has concluded that, based on each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors, each Director is qualified and should continue to serve as such.

      In determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. In addition, the Board has taken into account the actual service and commitment of each Director during his or her tenure (including the Director's commitment and participation in Board and committee meetings, as well as his or her current and prior leadership of standing and ad hoc committees) in concluding that each should continue to serve. Additional information about the specific experience, skills, attributes and qualifications of each Director, which in each case led to the Board's conclusion that the Director should serve (or continue to serve) as a director of the Fund, is provided in the table above and in the next paragraph.

      Among other attributes and qualifications common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them (including information requested by the Directors), to interact effectively with the Adviser, other service providers, counsel and the Fund's independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Directors. In addition to his or her service as a Director of the Fund and other AllianceBernstein Funds as noted in the table above: Mr. Dobkin has experience as an executive of a number of organizations and served as Chairman of the Audit Committee of many of the AllianceBernstein Funds from 2001 to 2008; Mr. Downey has experience in the investment advisory business including as Chairman and Chief Executive Officer of a large fund complex and as director of a number of non-AllianceBernstein funds and as Chairman of a non-AllianceBernstein closed-end fund; Mr. Foulk has experience in the investment advisory and securities businesses, including as Deputy Controller and Chief Investment Officer of the State of New York (where his responsibilities included bond issuances, cash management and oversight of the New York Common Retirement
Fund), has served as Chairman of the AllianceBernstein Funds and of the Independent Directors Committee since 2003, and is active in a number of mutual fund related organizations and committees; Mr. Guzy has experience as a corporate director including as Chairman of a public company and Chairman of the Finance Committee of a large public technology company; Ms. Jacklin has experience as a financial services regulator including as U.S. Executive Director of the International Monetary Fund, which is responsible for ensuring the stability of the international monetary system, and as a financial services lawyer in private practice; Mr. Turner has experience as a director (including Chairman and Chief Executive Officer of a number of companies) and as a venture capital investor including prior service as general partner of three institutional venture capital partnerships; and Mr. Weiner has experience as a securities lawyer whose practice includes registered investment companies and as Chairman, director or trustee of a number of boards, and has served as Chairman of the Governance and Nominating Committee of most of the AllianceBernstein Funds. The disclosure herein of a director's experience, qualifications, attributes and skills does not impose on any such director any duties, obligations, or liability that are greater than the duties, obligations, and liability imposed on such director as a member of the board of directors and any committee thereof in the absence of such experience, qualifications, attributes and skills.

      Board Structure and Oversight Function. The Board is responsible for oversight of the Fund. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and the Fund's other service providers in the operations of the Fund in accordance with the Fund's investment objective and policies and otherwise in accordance with its prospectus, the requirements of the 1940 Act and other applicable Federal, state and other securities and other laws, and the Fund's charter and bylaws. The Board meets in-person at regularly scheduled meetings eight times throughout the year. In addition, the Directors may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Directors also regularly meet without the presence of any representatives of management. As described below, the Board has established four standing committees - the Audit, Governance and Nominating, Independent Directors, and Fair Valuation Committees - and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. Each committee is composed exclusively of Independent Directors. The responsibilities of each committee, including its oversight responsibilities, are described further below. The Independent Directors have also engaged independent legal counsel, and may from time to time engage consultants and other advisors, to assist them in performing their oversight responsibilities.

      An Independent Director serves as Chairman of the Board. The Chairman's duties include setting the agenda for each Board meeting in consultation with management, presiding at each Board meeting, meeting with management between Board meetings, and facilitating communication and coordination between the Independent Directors and management. The Directors have determined that the Board's leadership by an Independent Director and its committees composed exclusively of Independent Directors is appropriate because they believe it sets the proper tone to the relationships between the Fund, on the one hand, and the Adviser and other service providers, on the other, and facilitates the exercise of the Board's independent judgment in evaluating and managing the relationships. In addition, the Fund is required to have an Independent Director as Chairman pursuant to certain 2003 regulatory settlements involving the Adviser.

      Risk Oversight. The Fund is subject to a number of risks, including investment, compliance and operational risks. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers (depending on the nature of the risk), subject to supervision by the Adviser. The Board has charged the Adviser and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrable and material adverse effects on the Fund; (ii) to the extent appropriate, reasonable or practicable, implementing processes and controls reasonably designed to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously, and to revise as appropriate, the processes and controls described in (i) and (ii) above.

      Risk oversight forms part of the Board's general oversight of the Fund's investment program and operations and is addressed as part of various regular Board and committee activities. The Fund's investment management and business affairs are carried out by or through the Adviser and other service providers. Each of these persons has an independent interest in risk management but the policies and the methods by which one or more risk management functions are carried out may differ from the Fund's and each other's in the setting of priorities, the resources available or the effectiveness of relevant controls. Oversight of risk management is provided by the Board and the Audit Committee. The Directors regularly receive reports from, among others, management (including the Chief Risk Officer of the Adviser and representatives of various internal committees of the Adviser), the Fund's Senior Officer (who is also the Fund's chief compliance officer), its independent registered public accounting firm, counsel, and internal auditors for the Adviser, as appropriate, regarding risks faced by the Fund and the Adviser's risk management programs.

      Not all risks that may affect the Fund can be identified, nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost-effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals. As a result of the foregoing and other factors the Fund's ability to manage risk is subject to substantial limitations.


      The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit Committee, Governance and Nominating Committee, Fair Value Pricing Committee and Independent Directors Committee are identified above.


      The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The Audit Committee met three times during the Fund's most recently completed fiscal period.

      The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Committee also may set standards or qualifications for Directors and reviews at least annually the performance of each Director, taking into account factors such as attendance at meetings, adherence to Board policies, preparation for and participation at meetings, commitment and contribution to overall work of the Board and its committees, and whether there are health or other reasons that might affect the Director's ability to perform his or her duties. The Governance and Nominating Committee met four times during the Fund's most recently completed fiscal period.

      The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Portfolio's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the Fund will make a public notice specifying the deadline for the submission. The Fund will make the public notice at least 30 days prior to the deadline for the submission, which is expected to be approximately 120 days prior to the anticipated date of the proxy statement for the annual meeting. The Fund may make the public notice in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.


      Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth
(A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Act and the rules and regulations promulgated thereunder;
(E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Portfolio of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

      The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.


      The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as an independent Director. When assessing a candidate for nomination, the Committee considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.

      The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Portfolio under unique or highly unusual circumstances not previously addressed by the Adviser's Valuation Committee that would result in a change in the Portfolio's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal period.

      The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the Independent Directors, such as review and approval of the Advisory, Distribution Services and Transfer Agency Agreements. The Independent Directors Committee met seven times during the Fund's most recently completed fiscal period.

      The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.


                                                           AGGREGATE DOLLAR
                               DOLLAR RANGE                RANGE OF EQUITY
                               OF EQUITY                   SECURITIES IN THE
                               SECURITIES IN               ALLIANCEBERNSTEIN
                               THE FUND AS OF              FUND COMPLEX AS OF
                               DECEMBER 31, 2009+          DECEMBER 31, 2009
                               ------------------          ------------------

John H. Dobkin                        None                   Over $100,000
Michael J. Downey                     None                   Over $100,000
William H. Foulk, Jr.                 None                   Over $100,000
D. James Guzy                         None                   Over $100,000
Nancy P. Jacklin                      None                   Over $100,000
Marshall C. Turner, Jr.               None                   Over $100,000
Earl D. Weiner                        None                   Over $100,000


---------------------
+ The Government STIF Portfolio of the Fund is offered exclusively to institutional clients of the Adviser, including the mutual funds managed by the Adviser.

Officer Information
-------------------

Certain information concerning the Fund's officers is set forth below.


NAME, ADDRESS*          POSITION(S) HELD            PRINCIPAL OCCUPATION
AND AGE                 WITH FUND                   DURING PAST 5 YEARS
-------                 ---------                   -------------------

Robert M. Keith,**      President and Chief         Senior Vice President of the
50                      Executive Officer           Adviser*** and the head of
                                                    AllianceBernstein
                                                    Investments, Inc. ("ABI")***
                                                    since July 2008; Director of
                                                    ABI and President of the
                                                    AllianceBernstein Mutual
                                                    Funds. Previously, he served
                                                    as Executive Managing
                                                    Director of ABI from
                                                    December 2006 to June 2008.
                                                    Prior to joining ABI in
                                                    2006, Executive Managing
                                                    Director of Bernstein Global
                                                    Wealth Management, and prior
                                                    thereto, Senior Managing
                                                    Director and Global Head of
                                                    Client Service and Sales of
                                                    AllianceBernstein's
                                                    institutional investment
                                                    management business since
                                                    2004. Prior thereto,
                                                    Managing Director and Head
                                                    of North American Client
                                                    Service and Sales in
                                                    AllianceBernstein's
                                                    institutional investment
                                                    management business, with
                                                    which he has been associated
                                                    since prior to 2004.

Philip L. Kirstein,     Senior Vice President and   Senior Vice President and
65                      Independent Compliance      Independent Compliance
                        Officer                     Officer of the
                                                    AllianceBernstein Funds,***
                                                    with which he has been
                                                    associated since prior to
                                                    2005. Prior thereto, he was
                                                    Of Counsel to Kirkpatrick &
                                                    Lockhart, LLP from October
                                                    2003 to October 2004, and
                                                    General Counsel of Merrill
                                                    Lynch Investment Managers,
                                                    L.P. since prior to March
                                                    2003.

Raymond J. Papera,      Senior Vice President       Senior Vice President of the
54                                                  Adviser,*** with which he
                                                    has been associated since
                                                    prior to 2005.

Maria R. Cona,          Vice President              Vice President of the
55                                                  Adviser,*** with which she
                                                    has been associated since
                                                    prior to 2005.

Edward J. Dombrowski,   Vice President              Vice President of the
32                                                  Adviser,*** with which he
                                                    has been associated since
                                                    prior to 2005.

John Giaquinta,         Vice President              Assistant Vice President of
46                                                  the Adviser,*** with which
                                                    he has been associated since
                                                    prior to 2005.

Emilie D. Wrapp,        Secretary                   Senior Vice President,
54                                                  Assistant General Counsel
                                                    and Assistant Secretary of
                                                    ABI,*** with which she has
                                                    been associated since prior
                                                    to 2005.

Joseph J. Mantineo,     Treasurer and Chief         Senior Vice President of
51                      Financial Officer           AllianceBernstein Investor
                                                    Services, Inc. ("ABIS"),***
                                                    with which he has been
                                                    associated since prior to
                                                    2005.

Phyllis J. Clarke,      Controller                  Vice President of ABIS,***
49                                                  with which she has been
                                                    associated since prior to
                                                    2005.


-------------------
* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.
** Mr. Keith was elected as President and Chief Executive Officer of the Fund as of September 23, 2008.
***   The Adviser, ABI and ABIS are affiliates of the Fund.


      The Fund does not pay any fees to, or reimburse expenses of its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Portfolio to each of the Directors during its fiscal period ended April 30, 2010, the aggregate compensation paid to each of the Directors during calendar year 2009 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                                 Total
                                                                 Number of         Total
                                                                 Registered        Number of
                                                                 Investment        Investment
                                                                 Companies         Portfolios
                                                                 within the        within the
                                                                 Alliance-         Alliance-
                                                                 Bernstein         Bernstein
                                           Total                 Fund Complex,     Fund Complex,
                                           Compensation          Including the     Including the
                                           from the Alliance-    Fund, as to       Fund, as to
                                           Bernstein             which the         which the
                          Aggregate        Fund Complex,         Director          Director is a
                          Compensation     Including             is a Director     Director or
Name of Director          from the Fund    the Fund              or Trustee        Trustee
----------------------    -------------    -----------------     --------------    -------------
John H. Dobkin               $ 5,585       $242,200                  32               92
Michael J. Downey            $ 5,585       $241,000                  32               92
William H. Foulk, Jr.        $10,513       $484,400                  34               94
D. James Guzy                $ 5,585       $241,000                  32               92
Nancy P. Jacklin             $ 5,585       $242,200                  32               92
Marshall C. Turner, Jr.      $ 5,585       $242,200                  32               92
Earl D. Weiner               $ 6,009       $260,200                  32               92

      As of August 3, 2010, the Directors and officers of the Fund as a group owned less than 1% of the outstanding shares of the Portfolio.


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

      As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


      Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90-day holding period for securities purchased by employees to discourage short-term trading.


       Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

      Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

      The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

      To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------


      The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:


      (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

      (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.


      (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which, prior to 2009, there were various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Prior to 2009, investment options under the deferred awards plan included many of the same AllianceBernstein Mutual Funds offered to mutual fund investors. Beginning in 2009, all deferred awards are in the form of the Adviser's publicly traded equity securities.2 Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


      (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

      (v) Compensation under the Adviser's Special Option Program: Under this Program, certain investment professionals may be permitted to allocate a portion of their deferred awards to options to buy the Adviser's publicly traded equity securities, and to receive a two-for-one match of such allocated amount. The determination of who may be eligible to participate in the Special Option Program is made at the sole discretion of the Adviser.

--------------------------------------------------------------------------------
                              EXPENSES OF THE FUND
--------------------------------------------------------------------------------

Distribution Agreement
----------------------

      The Fund has entered into a Distribution Agreement (the "Agreement") with AllianceBernstein Investments, Inc. the Fund's principal underwriter ("ABI"), which has its principal offices at 1345 Avenue of the Americas, New York, New York, 10105, to permit ABI to distribute the Fund's shares, which are sold at NAV without any sales charge. The Agreement does not obligate ABI to sell a specific number of shares.

      The Agreement continues in effect so long as its continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or "interested persons" of such parties, as defined in the 1940 Act, of any such party (other than as Directors of the Fund).


      All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph. The Agreement may be terminated
(a) by the Fund, on behalf of the Portfolio, without penalty at any time by a majority vote of the holders of the Portfolio's outstanding voting securities, or by a majority vote of the Independent Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice. The Agreement will terminate automatically in the event of its assignment.


Transfer Agency Agreement
-------------------------


      ABIS, an indirect wholly-owned subsidiary of the Adviser located principally at 8000 IH 10 W, 4th Floor, San Antonio, TX 78278-6003, is the Fund's Transfer Agent. ABIS, an indirect wholly-owned subsidiary of the Adviser, receives a minimum transfer agency fee per month for shares of the Fund, plus reimbursement for out-of-pocket expenses. ABIS registers the transfer, issuance, and redemption of shares of the Fund and disburses dividends and other distributions to Fund shareholders. For the fiscal year ended April 30, 2010, the Government STIF Portfolio paid ABIS $18,000 pursuant to the Transfer Agency Agreement.


--------------------------------------------------------------------------------
                       PURCHASE AND REDEMPTION OF SHARES
--------------------------------------------------------------------------------

      Shares of the Portfolio are offered exclusively to certain institutional clients of the Adviser, including the mutual funds managed by the Adviser ("AllianceBernstein mutual funds"). Institutional clients may purchase shares of the Portfolio provided they invest at least $25,000 ("Minimum Investment"), except that the Minimum Investment requirement does not apply to any AllianceBernstein mutual fund that invests in the Portfolio. The Minimum Investment may be made over a 60-day period following an initial investment of less than the Minimum Investment. For these situations, the Fund requests that a client confirm to the Adviser that the client intends to invest at least $25,000 in shares of the Portfolio within 60 days. If a client fails to invest the Minimum Investment over the 60-day period, the Adviser may redeem the client's shares.


      There is no subsequent minimum investment required to maintain an account. The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of the Portfolio's shares in response to conditions in the securities markets or for other reasons.

      In order to open your account, the Fund is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish an account without this information. If the Fund is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.


      An order for the purchase of shares of the Portfolio will become effective, and the shares purchased will receive the dividend on shares declared on that day, if such order is received by 4:00 p.m., (Eastern time) and Federal Funds or bank wire monies are received by 4:00 p.m., (Eastern time) on such day. Federal Funds are a bank's deposits in a Federal Reserve Bank. These funds can be transferred by Federal Reserve wire from the account of one member bank to that of another member bank on the same day and are considered to be immediately available funds; similar immediate availability is accorded monies received by bank wire. Money transmitted by a check drawn on a member of the Federal Reserve System is converted to Federal Funds in one business day following receipt. Checks drawn on banks which are not members of the Federal Reserve System may take longer. All payments (including checks from individual investors) must be in United States Dollars.


      All shares purchased are confirmed monthly to each shareholder and are credited to the shareholder's account at NAV. To avoid unnecessary expense to the Fund and to facilitate the immediate redemption of shares, stock certificates, for which no charge is made, are not issued except upon the written request of the shareholder. Certificates are not issued for fractional shares. Shares for which certificates have been issued are not eligible for any of the optional methods of withdrawal. The Fund reserves the right to reject any purchase order.


      A "business day," during which purchases and redemptions of Fund shares can become effective and the transmittal of redemption proceeds can occur, is considered for Fund purposes as any weekday on which the Exchange is open for trading and which is not a bank holiday. The Exchange is generally closed on national holidays and on Good Friday and Martin Luther King, Jr. Day; if one of these holidays falls on a Saturday or Sunday, purchases and redemptions will likewise not be processed on the preceding Friday or the following Monday, respectively. On any such day that is an official bank holiday, neither purchases nor wired redemptions can become effective because Federal Funds cannot be received or sent. The right of redemption may be suspended or the date of a redemption payment postponed for any period during which the Exchange is closed (other than customary weekend and holiday closings), when trading on the Exchange is restricted, or an emergency (as determined by the Commission) exists, or the Commission has ordered such a suspension for the protection of shareholders. The value of a shareholder's investment at the time of redemption may be more or less than his cost, depending on the market value of the securities held by the Fund at such time and the income earned. No interest will accrue on amounts represented by uncashed redemption checks.

--------------------------------------------------------------------------------
               DAILY DIVIDENDS - DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

      All net income of the Portfolio is determined at 4:00 p.m., (Eastern time) on each Fund business day and is paid immediately thereafter pro rata to shareholders of record of the Portfolio via automatic investment in additional full and fractional shares in each shareholder's account at the rate of one share for each dollar distributed.


      The Portfolio's net income consists of all accrued interest income on assets less expenses allocable to the Portfolio (including accrued expenses and fees payable to the Adviser) applicable to that dividend period. Realized gains and losses of the Portfolio are reflected in its NAV and are not included in net income. NAV per share of the Portfolio is expected to remain constant at $1.00 since all net income of the Portfolio is declared as a dividend each time net income is determined and net realized gains and losses, if any, are expected to be relatively small.


      The valuation of the Portfolio's portfolio securities is based upon their amortized cost which does not take into account unrealized securities gains or losses as measured by market valuations. The amortized cost method involves valuing an instrument at its cost and thereafter applying a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. During periods of declining interest rates, the daily yield on shares of the Portfolio may be higher than that of a fund with identical investments utilizing a method of valuation based upon market prices for its portfolio instruments; the converse would apply in a period of rising interest rates.


      The Fund maintains procedures designed to maintain, to the extent reasonably possible, the price per share of the Portfolio as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Portfolio's portfolio holdings by the Directors at such intervals as they deem appropriate to determine whether and to what extent the NAV of the Portfolio calculated by using available market quotations or market equivalents deviates from NAV based on amortized cost. There can be no assurance, however, that the Fund's NAV per share will remain constant at $1.00.

      The NAV of the shares of the Portfolio is determined on each Fund business day (and on such other days as the Directors deem necessary) at 4:00 p.m., (Eastern time). The NAV per share of the Portfolio is calculated by taking the sum of the value of the Portfolio's investments and any cash or other assets, subtracting liabilities, and dividing by the total number of shares of that Portfolio outstanding. All expenses, including the fees payable to the Adviser, are accrued daily.


--------------------------------------------------------------------------------
                                     TAXES
--------------------------------------------------------------------------------

      The Portfolio intends to qualify for each taxable year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), and, as such, will not be liable for Federal income and excise taxes on the investment company taxable income and net capital gains distributed to its shareholders. Since the Portfolio of the Fund distributes all of its investment company taxable income and net capital gains, the Portfolio should thereby avoid all Federal income and excise taxes. If the Portfolio did not maintain its qualification as a regulated investment company, the Portfolio would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would also be taxable income to the extent of the Portfolio's earnings and gains.

      As discussed above, the Adviser does not receive a fee from the Portfolio for providing investment advisory services. The Fund has received an opinion from Seward & Kissel LLP, based on certain assumptions and representations, that this fee arrangement should not prevent the dividends paid by the Portfolio from qualifying for the dividends-paid deduction under section 561 of the Code. Investors should be aware that there is no assurance that the Internal Revenue Service will concur with this position and an opinion of counsel is not binding on the Internal Revenue Service. If the Internal Revenue Service successfully challenged this position, then the dividends paid by the Portfolio could be considered "preferential dividends" within the meaning of section 562(c) of the Code , and this would likely result in the Portfolio not qualifying as a regulated investment company with the consequences described above.


      Distributions out of taxable interest income, other investment income, and short-term capital gains are taxable to shareholders as ordinary income. Since the Portfolio's investment income is derived from interest rather than dividends, no portion of such distributions is eligible for the dividends-received deduction available to corporations. Furthermore, since the Portfolio's investment income is derived from interest rather than dividends, it is expected that for non-corporate shareholders no portion of such distributions will be treated as "qualified dividend income" taxable at a minimum rate of 15% (5% for non-corporate shareholders in lower tax brackets). Long-term capital gains, if any, distributed by the Portfolio to a shareholder are taxable to the shareholder as long-term capital gain, irrespective of the length of time he may have held his shares. Any loss realized on shares held for six months or less will be treated as a long-term capital loss for Federal income tax purposes to the extent of any long-term capital gain distributions received on such shares. Distributions of short- and long-term capital gains, if any, are normally made once each year shortly before the close of the Portfolio's fiscal year, although such distributions may be made more frequently if necessary in order to maintain the Portfolio's NAV at $1.00 per share.


      Shareholders may be subject to state and local taxes on distributions. Each investor should consult his own tax adviser to determine the status of distributions in his particular state or locality.

--------------------------------------------------------------------------------
                             PORTFOLIO TRANSACTIONS
--------------------------------------------------------------------------------


      Subject to the general supervision of the Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Portfolio. Because the Portfolio invests in securities with short maturities, there is a relatively high portfolio turnover rate. However, the turnover rate does not have an adverse effect upon the net yield and NAV of the Portfolio's shares since the portfolio transactions occur primarily with issuers, underwriters or major dealers in money market instruments acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.


      The Portfolio has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Portfolio to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Portfolio. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. During the fiscal year ended April 30, 2009, the Portfolio incurred no brokerage commissions.

Disclosure of Portfolio Holdings
--------------------------------

      The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of its portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

      The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about its portfolio holdings on a selective basis.


      The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. Effective October 7, 2010, Rule 2a-7 requires the Fund to post monthly a schedule of investments as of the last day of the preceding month on the Adviser's website (www.AllianceBernstein.com). The posted information will be required to include dollar-weighted average portfolio maturity and, for each security, the name of the issuer, the category of investment, the CUSIP number, the principal amount, the maturity date, coupon and yield, and amortized cost value.


      The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

      Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.


      The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.


      In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

Capitalization
--------------

      The Portfolio is a series of AllianceBernstein Fixed-Income Shares, Inc., an open-end management investment company registered under the Act and organized as a Maryland corporation on March 21, 1990. Maryland law does not require annual meetings of shareholders and it is anticipated that shareholder meetings will be held only when required by federal or Maryland law.

      The authorized capital stock of the Fund currently consists of 32,500,000,000 shares of Prime STIF Portfolio and 32,500,000,000 shares of Government STIF Portfolio. Shares of the Prime STIF Portfolio are not currently offered. All shares of the Government STIF Portfolio participate equally in dividends and distributions from the Portfolio, including any distributions in the event of a liquidation. Each share of the Portfolio is entitled to one vote for all purposes. There are no conversion or preemptive rights in connection with any shares of the Fund. Since voting rights are noncumulative, holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors. Shareholders have available certain procedures for the removal of Directors. All shares of the Portfolio when duly issued will be fully paid and non-assessable. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

      The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional series of shares. Any issuance of shares would be governed by the 1940 Act and Maryland law.


      As of the close of business on August 3, 2010, there were 2,697,406,405 shares of common stock of the Fund outstanding, including 2,697,406,405 shares of the Government STIF Portfolio. To the knowledge of the Fund, the following persons owned of record or beneficially, 5% or more of the outstanding shares of the Fund as of August 3, 2010.


Name and Address                         No. of Shares              % of Class
----------------                         -------------              ----------
Government STIF Portfolio
-------------------------
Sanford C. Bernstein Fund Inc.              296,788,179               11.00%
Overlay A Portfolio
STIF-Govt
1345 Avenue of Americas
New York, NY 10105

Sanford C. Bernstein Fund Inc.              161,755,028                6.00%
Overlay B Portfolio
1345 Avenue of Americas
New York, NY 10105

Sanford C. Bernstein Fund Inc.              566,079,554               20.99%
Tax Aware Overlay A Portfolio
1345 Avenue of Americas
New York, NY 10105

Sanford C. Bernstein Fund Inc.              226,996,383                8.42%
Tax Aware Overlay B Portfolio
1345 Avenue of Americas
New York, NY 10105

      Custodian and Accounting Agent. State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the securities and cash of the Portfolio but plays no part in deciding the purchase or sale of portfolio securities.

      Legal Matters. The legality of the shares offered hereby has been passed upon by Seward & Kissel LLP, New York, New York, counsel for the Fund and the Adviser.

      Independent Registered Public Accounting Firm. Ernst & Young LLP, 5 Times Square, New York, New York, 10036 has been appointed as the independent registered public accounting firm for the Fund.

--------------------------------------------------------------------------------
                 FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                       REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


The financial statements of the Fund for the fiscal year ended April 30, 2010 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The annual report was filed on Form N-CSR with the Commission on July 2, 2010. This report is available without charge upon request by calling ABIS at (800) 227-4618.

                                     PART C
                               OTHER INFORMATION

ITEM 28.    Exhibits

      (a) Amended and Restated Articles of Incorporation of the Registrant dated February 24, 2006 - Incorporated by reference to Exhibit
            (a)(16) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.


      (b) By-Laws - Amended and Restated - Incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

      (c)   Not Applicable.


      (d) (1) Advisory Agreement between the Registrant and AllianceBernstein L.P. (formerly known as Alliance Capital Management L.P.), amended February 1, 2001 - Incorporated by reference to Exhibit (d) to Post-Effective Amendment No. 21 to Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on February 2, 2001.


            (2) Form of Advisory Agreement between the Registrant (for the Prime STIF Portfolio and Government STIF Portfolio) and AllianceBernstein L.P.(formerly known as Alliance Capital Management L.P.) - Incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.


      (e)   (1) Distribution Agreement between the Registrant and
            AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.), amended February 1, 2001 - Incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 21 of the Registrant's Registration Statement on Form N-1A, filed February 2, 2001.


            (2) Form of Distribution Agreement between the Registrant (for the Prime STIF Portfolio and Government STIF Portfolio) and AllianceBernstein Investments, Inc. (formerly known as AllianceBernstein Investment Research and Management, Inc.) - Incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

      (f)   Not applicable.

      (g) Master Custodian Agreement between the Registrant and State Street Bank and Trust Company, effective August 3, 2009 - Incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 51 of the Registration Statement on Form N-1A of AllianceBernstein Variable Products Series Fund, Inc. (File Nos. 33-18647 and 811-5398), filed with the Securities and Exchange Commission on April 29, 2010.

      (h)   Transfer Agency Agreement between the Registrant and
            AllianceBernstein Investor Services, Inc. (formerly known as Alliance Global Investor Services, Inc.) - Incorporated by reference to Exhibit (h) to Post Effective Amendment No. 27 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on May 8, 2006.

      (i)   Opinion and Consent of Seward & Kissel LLP - Filed herewith.

      (j) Consent of the Independent Registered Public Accounting Firm - Filed herewith.

      (k)   Not applicable.

      (l)   Not applicable.

      (m)   See Exhibit (e).

      (n)   Not applicable.

      (o)   Reserved.

      (p)   Not applicable (Money Market Fund).

         Other Exhibits:


            Powers of Attorney for John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Robert M. Keith, Marshall C. Turner, Jr. and Earl D. Weiner - Incorporated by reference to Other Exhibits to Post Effective Amendment No. 30 of the Registrant's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on August 28, 2009.


ITEM 29.    Persons Controlled by or under Common Control with the Fund.

            Registrant does not control any person. Information regarding the persons under common control with the Registrant is contained in
            Exhibit 22 to the Registration Statement on Form S-1 under the Securities Act of 1933 of The Equitable Holding Companies Incorporated (Registration No. 33-48115).

ITEM 30.    Indemnification

            It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement, and Section 9 of the Distribution Agreement, all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Amendment and Restatement, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement, as set forth below.

            ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF INCORPORATION PROVIDE AS FOLLOWS:

EIGHTH: (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.

            (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or
            (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.

            (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.

            (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.

      The Advisory Agreement between the Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreement for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to the Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

      The Distribution Agreement between the Registrant and AllianceBernstein Investments, Inc. provides that the Registrant will indemnify, defend and hold AllianceBernstein Investments, Inc., and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which AllianceBernstein Investments, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

      The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Agreement between Registrant and AllianceBernstein Investments , Inc., respectively, and each of which are incorporated by reference herein.

      Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

      The Registrant participates in a joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by AllianceBernstein L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.


ITEM 31.    Business and Other Connections of Investment Adviser.


                  The descriptions of AllianceBernstein L.P. under the caption
            "The Adviser" in the Prospectus and "Management of the Portfolios" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

                  The information as to the directors and executive officers of
            AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference.


Item 32.    Principal Underwriters


            (a) AllianceBernstein Investments, Inc. ("ABI") acts as the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:


            AllianceBernstein Balanced Shares, Inc.
            AllianceBernstein Blended Style Series, Inc.
            AllianceBernstein Bond Fund, Inc.
            AllianceBernstein Cap Fund, Inc.
            AllianceBernstein Core Opportunities Fund, Inc.
            AllianceBernstein Diversified Yield Fund, Inc.
            AllianceBernstein Exchange Reserves
            AllianceBernstein Global Bond Fund, Inc.
            AllianceBernstein Global Growth Fund, Inc.
            AllianceBernstein Global Real Estate Investment Fund, Inc. AllianceBernstein Global Thematic Growth Fund, Inc.
            AllianceBernstein Greater China '97 Fund, Inc.
            AllianceBernstein Growth and Income Fund, Inc.
            AllianceBernstein High Income Fund, Inc.
            AllianceBernstein Institutional Funds, Inc.
            AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
            AllianceBernstein International Growth Fund, Inc.
            AllianceBernstein Large Cap Growth Fund, Inc.
            AllianceBernstein Municipal Income Fund, Inc.
            AllianceBernstein Municipal Income Fund II
            AllianceBernstein Short Duration Portfolio(1)
            AllianceBernstein Small/Mid Cap Growth Fund, Inc.
            AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
            AllianceBernstein Utility Income Fund, Inc.
            AllianceBernstein Variable Products Series Fund, Inc.
            Sanford C. Bernstein Fund II, Inc.
            The AllianceBernstein Pooling Portfolios
            The AllianceBernstein Portfolios


--------
(1) This is a retail Portfolio of Sanford C. Bernstein Fund, Inc. which consists of Classes A, B and C shares.

            (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.


                            POSITIONS AND                POSITIONS AND
                            OFFICES WITH                 OFFICES WITH
NAME                        UNDERWRITER                  REGISTRANT
----                        --------------               --------------

Directors
---------

Robert M. Keith             Director and President          President and Chief
                                                            Executive Officer

Mark R. Manley              Director and Secretary

Officers
--------

Andrew L. Gangolf           Senior Vice President and       Assistant Secretary
                            Assistant General Counsel

Emilie D. Wrapp             Senior Vice President,          Secretary
                            Assistant General Counsel
                            and Assistant Secretary

Christopher S. Alpaugh      Senior Vice President

Audie G. Apple              Senior Vice President

Kenneth F. Barkoff          Senior Vice President

Steven R. Barr              Senior Vice President and
                            Assistant Secretary

Amy I. Belew                Senior Vice President

Laurence H. Beltan          Senior Vice President and
                            Assistant Secretary

Peter G. Callahan           Senior Vice President

Kevin T. Cannon             Senior Vice President

Russell R. Corby            Senior Vice President

John W. Cronin              Senior Vice President

Richard A. Davies           Senior Vice President

John C. Endahl              Senior Vice President

Adam E. Engelhardt          Senior Vice President

John Edward English         Senior Vice President

Edward J. Farrell           Senior Vice President and
                            Controller

Michael Foley               Senior Vice President

Brian D. Gallary            Senior Vice President

Mark D. Gersten             Senior Vice President

Kenneth L. Haman            Senior Vice President

Joseph P. Healy             Senior Vice President

Mary V. Kralis Hoppe        Senior Vice President

Harold Hughes               Senior Vice President

Scott Hutton                Senior Vice President

Robert H. Joseph, Jr.       Senior Vice President and
                            Chief Financial Officer

Ajai M. Kaul                Senior Vice President

Georg Kyd-Rebenburg         Senior Vice President

Eric L. Levinson            Senior Vice President

James M. Liptrot            Senior Vice President and
                            Assistant Controller

William Marsalise           Senior Vice President

Matthew P. Mintzer          Senior Vice President

Joanna D. Murray            Senior Vice President

Daniel A. Notto             Senior Vice President,
                            Counsel and Assistant
                            Secretary

Jeffrey A. Nye              Senior Vice President

John J. O'Connor            Senior Vice President

Suchet Padhye (Pandurang)   Senior Vice President

Mark A. Pletts              Senior Vice President

Miguel A. Rozensztroch      Senior Vice President

Stephen C. Scanlon          Senior Vice President

John P. Schmidt             Senior Vice President

Gregory K. Shannahan        Senior Vice President

Elizabeth M. Smith          Senior Vice President

Mark Sullivan               Senior Vice President

Peter J. Szabo              Senior Vice President

Joseph T. Tocyloski         Senior Vice President

Suzanne Ton                 Senior Vice President

Derek Yung                  Senior Vice President

Albert J. Angelus           Vice President

William G. Beagle           Vice President

DeAnna D. Beedy             Vice President

Christopher M. Berenbroick  Vice President

Chris Boeker                Vice President

Brandon W. Born             Vice President

James J. Bracken            Vice President

Richard A. Brink            Vice President

Shaun D. Bromley            Vice President

Brian Buehring              Vice President

Michael A. Capella          Vice President

Alice L. Chan               Vice President

Laura A. Channell           Vice President

Nelson Kin Hung Chow        Vice President

Flora Chuang                Vice President

Peter T. Collins            Vice President

Joseph D. Connell, Jr.      Vice President

Michael C. Conrath          Vice President

Dwight P. Cornell           Vice President

Robert A. Craft             Vice President

Silvio Cruz                 Vice President

John D. Curry               Vice President

Walter F. Czaicki           Vice President

John M. D'Agostino          Vice President

Christine M. Dehil          Vice President

Giuliano De Marchi          Vice President

Darren K. DeSimone          Vice President

Daniel A. Dean              Vice President

Ralph A. DiMeglio           Vice President

Joseph T. Dominguez         Vice President

Kilie A. Donahue            Vice President

Barbara Anne Donovan        Vice President

Robert Dryzgula             Vice President

Daniel Ennis                Vice President

Gregory M. Erwinski         Vice President

Hollie G. Fagan             Vice President

Michael  J. Ferraro         Vice President

Matthew G. Fetchko          Vice President

Michael F. Foy              Vice President

Yuko Funato                 Vice President

Kevin T. Gang               Vice President

Mark A. Gessner             Vice President

Mark C. Glatley             Vice President

Stefanie M. Gonzalez        Vice President

Kimberly A. Collins Gorab   Vice President

Tetsuya Hada                Vice President

Brian P. Hanna              Vice President

Kenneth Handler             Vice President

John G. Hansen              Vice President

Terry L. Harris             Vice President

Michael S. Hart             Vice President

Daniel R. Hemberger         Vice President

Oliver Herson               Vice President

Lia A. Horii                Vice President

Vincent Huang               Vice President

Eric S. Indovina            Vice President

Kumar Jagdeo II             Vice President

Tina Kao                    Vice President

Hiroshi Kimura              Vice President

Joseph B. Kolman            Vice President

Scott M. Krauthamer         Vice President

Jeffrey J. Lamb             Vice President

Christopher J. Larkin       Vice President

Chang Hyun Lee              Vice President

Jonathan M. Liang           Vice President

Karen (Yeow Ping) Lim       Vice President

Laurel E. Lindner           Vice President

Edward R. Lupo              Vice President

Jennifer L. Magill          Vice President

Todd Mann                   Vice President

Silvia Manz                 Vice President

Osama Mari                  Vice President

Russell B. Martin           Vice President

Joseph R. McLean            Vice President

Nicola Meotti               Vice President

Yuji Mihashi                Vice President

Bart D. Miller              Vice President

David Mitchell              Vice President

Thomas F. Monnerat          Vice President

Hiroyuki Morishita          Vice President

Troy E. Mosconi             Vice President

Paul S. Moyer               Vice President

Juan Mujica                 Vice President

Jennifer A. Mulhall         Vice President

John F. Multhauf            Vice President

Robert D. Nelms             Vice President

Jamie A. Nieradka           Vice President

Suzanne E. Norman           Vice President

Ian J. O'Brien-Rupert       Vice President

Alex E. Pady                Vice President

David D. Paich              Vice President

Kimchu Perrington           Vice President

Leo J. Peters IV            Vice President

Thomas C. Pfeifer           Vice President

Jeffrey Pietragallo         Vice President

Andrew Prescott             Vice President

Joseph J. Proscia           Vice President

John D. Prosperi            Vice President

Carol H. Rappa              Vice President

Jessie A. Reich             Vice President

Heidi A. Richardson         Vice President

James A. Rie                Vice President

Lauryn A. Rivello           Vice President

Patricia A. Roberts         Vice President

Claudio Rondolini           Vice President

Gregory M. Rosta            Vice President and
                            Assistant Secretary

Craig Schorr                Vice President

Kristin M. Seabold          Vice President

William D. Shockley         Vice President

Praveen K. Singh            Vice President

Karen Sirett                Vice President

John F. Skahan              Vice President

Laurie L. Snively           Vice President

Orlando Soler               Vice President

Daniel L. Stack             Vice President

Jason P. Stevens            Vice President

Peter Stiefel               Vice President

Sharon Su                   Vice President

Atsuko Takeuchi             Vice President

Scott M. Tatum              Vice President

Christopher R. Thabet       Vice President

Jay D. Tini                 Vice President

William Tohme               Vice President

Keri-Ann S. Toritto         Vice President

Laura L. Tocchet            Vice President

Louis L. Tousignant         Vice President

Ming (Ming Kai) Tung        Vice President

Christian G. Wilson         Vice President

Stephen M. Woetzel          Vice President

Chapman Tsan Man Wong       Vice President

Joanna Wong (Chun-Yen)      Vice President

Yoshinari Yagi              Vice President

Isabelle (Hsin-I) Yen       Vice President

Scott D. Zambon             Vice President

Oscar Zarazua               Vice President

Martin J. Zayac             Vice President

Constantin L. Andreae       Assistant Vice President

Steven D. Barbesh           Assistant Vice President

Claudio Roberto Bello       Assistant Vice President

Roy C. Bentzen              Assistant Vice President

Michael A. Bosi             Assistant Vice President

James M. Broderick          Assistant Vice President

Erik Carell                 Assistant Vice President

Christopher J. Carrelha     Assistant Vice President

Helena Carvalho             Assistant Vice President

Naji Choueri                Assistant Vice President

Daisy (Sze Kie) Chung       Assistant Vice President

Christine M. Crowley        Assistant Vice President

Jamila Dalia                Assistant Vice President

Francesca Dattola           Assistant Vice President

Marc J. Della Pia           Assistant Vice President

Arend J. Elson              Assistant Vice President

Robert A. Fiorentino        Assistant Vice President

Cecilia N. Gomes            Assistant Vice President

Friederike Grote            Assistant Vice President

Joseph Haag                 Assistant Vice President

Brian M. Horvath            Assistant Vice President

Sylvia Hsu                  Assistant Vice President

Isabelle Husson             Assistant Vice President

Jang Joong Kim              Assistant Vice President

Junko Kimura                Assistant Vice President

Aaron S. Kravitz            Assistant Vice President

Stephen J. Laffey           Assistant Vice President        Assistant Secretary
                            and Counsel

Edward G. Lamsback          Assistant Vice President

Ginnie Li                   Assistant Vice President

Jim Liu                     Assistant Vice President

David Lyons                 Assistant Vice President

Mark J. Maier               Assistant Vice President

Matthew J. Malvey           Assistant Vice President

David G. Mitchell           Assistant Vice President

William N. Parker           Assistant Vice President

Brian W. Paulson            Assistant Vice President

Steven Pavlovic             Assistant Vice President

Pablo Perez                 Assistant Vice President

Anthony W. Piccola          Assistant Vice President

Jared M. Piche              Assistant Vice President

Cameron V. Polek            Assistant Vice President

Mark A. Quarno              Assistant Vice President

Jennifer B. Robinson        Assistant Vice President

Jennifer R. Rolf            Assistant Vice President

Richard A. Schwam           Assistant Vice President

Michael J. Shavel           Assistant Vice President

Chizu Soga                  Assistant Vice President

Chang Min Song              Assistant Vice President

Susanne Stallkamp           Assistant Vice President

Matthew M. Stebner          Assistant Vice President

Michiyo Tanaka              Assistant Vice President

Miyako Taniguchi            Assistant Vice President

Damaris Torres              Assistant Vice President

Laurence Vandecasteele      Assistant Vice President

Annabelle C. Watson         Assistant Vice President

Wendy Weng                  Assistant Vice President

Jeffrey Western             Assistant Vice President

William Wielgolewski        Assistant Vice President

Colin T. Burke              Assistant Secretary


(c) Not applicable.


ITEM 33. Location of Accounts and Records.


         The accounts, books and other documents required to be maintained by
         Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc. P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of State Street Bank and Trust Company, the Registrant's Custodian, One Lincoln Street, Boston, Massachusetts 02111. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105.


ITEM 34. Management Services.


         Not applicable.


ITEM 35. Undertakings.


         Not applicable.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 30th day of August, 2010.


                                ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

                                         By:  Robert M. Keith*
                                              ----------------
                                              Robert M. Keith
                                              President

      Pursuant to the requirements of the Securities Act of l933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Signature                                TITLE                   Date
---------                                -----                   ----

1)       Principal
         Executive Officer


         Robert M. Keith*                President and           August 30, 2010
         ----------------                Chief Executive
         Robert M. Keith                 Officer


2)       Principal Financial and
         Accounting Officer


         /s/ Joseph J. Mantineo          Treasurer and           August 30, 2010
         -------------------------       Chief Financial
         Joseph J. Mantineo              Officer



Directors:

         John H. Dobkin*
         Michael J. Downey*
         William H. Foulk, Jr.*
         D. James Guzy*
         Nancy P. Jacklin*
         Marshall C. Turner, Jr.*
         Earl D. Weiner*


*By:     /s/   Emilie D. Wrapp                                   August 30, 2010
         -------------------------
               Emilie D. Wrapp
               (Attorney-in-Fact)

                               INDEX TO EXHIBITS


                Description of Exhibits

Exhibit No.

(i)             Opinion and Consent of Seward & Kissel LLP

(j)             Consent of Independent Registered Public Accounting Firm



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